COMMERCE BANCSHARES, INC. EARNINGS HIGHLIGHTS 1st Quarter 2026

CAUTIONARY STATEMENT 2 Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended, including, but not limited to, statements about the plans, expectations, goals, projections, and intentions of Commerce Bancshares, Inc. (“Commerce”). Statements that do not relate solely to historical facts may be deemed forward-looking statements. Forward- looking statements may be identified by the use of words and phrases such as “may,” “will,” “should,” “could,” “expect,” “anticipate,” “plan,” “project,” “believe,” “estimate, “intend,” “forecast,” “outlook,” “goal,” “target,” “guidance,” “predict,” or similar expressions or the negative thereof, or comparable terminology. Forward-looking statements involve significant risks and uncertainties and are subject to change based on various factors, many of which are beyond Commerce’s control. Factors that could cause Commerce’s actual results to differ materially from those expressed or implied in forward-looking statements made herein or by management of Commerce include, but are not limited to: general competitive, economic, and market conditions; changes in interest rates and the impact thereof on net interest income, asset valuations, and funding costs; changes in credit quality and loan losses; failure to realize the anticipate benefits from business combination transactions; changes in U.S. and global trade, monetary, and fiscal policies, including tariffs and retaliatory trade measures; cybersecurity incidents, data breaches, ransomware attacks, and risks related to third-party vendors and technology service providers; legislative and regulatory changes, including changes in banking regulations and capital requirements; geopolitical events, armed conflicts, terrorist activities, natural disasters, and public health crises; competitive pressures from traditional and non-traditional financial service providers; changes in laws or accounting standards; the impacts of artificial intelligence and other technological developments on our business; and other risks and factors identified in Commerce’s Annual Report on Form 10-K for the year ended December 31, 2025, including the discussion under “Item 1A. Risk Factors,” which is accessible on the Securities and Exchange Commission's (the “SEC”) website at www.sec.gov and at Investor.Commercebank.com, as well as in Commerce’s subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Information on these websites is not part of this document. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date on which they are made, and Commerce does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made or to reflect the occurrence of unanticipated events. Non-GAAP Financial Measures Certain financial information in this presentation has not been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and is presented on a non-GAAP basis. Commerce's management uses these non-GAAP financial measures in its analysis of the Company's performance and for internal planning and forecasting purposes. Management believes these measures provide meaningful supplemental information useful to investors in understanding the Company's financial performance, operating efficiency, and period-over-period trends. These measures generally adjust for items that management believes are not indicative of the Company's core operating performance or that may obscure trends in the Company's underlying performance. These non-GAAP financial measures should be considered in addition to, and not as an alternative to, substitute for, or superior to, measures prepared in accordance with GAAP, and should not be considered in isolation or as a substitute for analysis of the Company's financial condition as reported under GAAP. A reconciliation of each non- GAAP financial measure to the most directly comparable GAAP financial measure can be found in the table at the back of this presentation. Because non-GAAP financial measures are not standardized, these measures may not be comparable to similarly titled measures used by other companies due to differences in methods of calculation. Commerce strongly encourages investors to review its consolidated financial statements in their entirety and not to rely on any single financial measure.

COMMERCE BANCSHARES

161 YEARS IN BUSINESS



CORE BANKING FOOTPRINT
COMMERCIAL | CONSUMER | WEALTH MANAGEMENT

St. Louis • Kansas City • Springfield
Central Missouri • Central Illinois • Wichita
Tulsa • Oklahoma City • Denver

COMMERCIAL OFFICES

Cincinnati • Nashville • Dallas • Des Moines
Indianapolis • Grand Rapids • Houston

WEALTH MANAGEMENT OFFICES

Dallas • Houston • Naples
Fort Myers • West Palm Beach
Charleston • Scottsdale

U.S. PRESENCE

Extended Market Area

Commercial Payments Services
Offered in 48 states across the U.S.

[1]S&P Global Market Intelligence – U.S. publicly traded banks, rankings as of 12/31/2025 [2]S&P Global Market Intelligence – Regulated U.S. depositories managed by bank holding companies, rankings as of 12/31/2025; [3]Includes loans held for sale; [4]Moody's Sector Profile: Banks, February 12, 2026, Baseline Credit Assessment (BCA) reflects a bank's standalone credit strength. Company reports and filings, information as of 3/31/2026 unless otherwise noted.

TOTAL ASSETS
$35.7 BILLION

40TH
LARGEST U.S. BANK BASED ON ASSET SIZE[1]

MARKET CAP
$7.2 BILLION

29TH
LARGEST U.S. BANK BASED ON MARKET CAP[1]

TOTAL TRUST ASSETS UNDER ADMINISTRATION
$91.4 BILLION

16TH
LARGEST AMONG BANK-MANAGED TRUST COMPANIES BASED ON AUM[2]

TIER 1 COMMON RISK-BASED CAPITAL RATIO
AS OF DECEMBER 31, 2025
17.34%

2ND
HIGHEST AMONG TOP 50 U.S. BANKS BASED ON ASSET SIZE[1]

TOTAL DEPOSITS **$28.4** BILLION

TOTAL LOANS[4] **$20.5** BILLION

$9.9 BILLION **COMMERCIAL CARD VOLUME**
AS OF DECEMBER 31, 2025

13.22% **RETURN ON AVERAGE COMMON EQUITY YTD**

3RD YTD ROACE FOR THE TOP 50 U.S. BANKS BASED ON ASSET SIZE[1]

a2 **BASELINE CREDIT ASSESSMENT[4]**

TWO RATINGS ABOVE THE U.S. BANKING INDUSTRY MEDIAN RATING OF baa1

3

TRACK RECORD OF LONG-TERM OUTPERFORMANCE Revenue Diversification Balanced earnings profile, fee revenue at 37%1 of total revenue, bolstered by growing wealth and national payments businesses Deposit Franchise $27.0 billion in low-cost, diverse deposits2 with peer-leading historical deposit betas Credit Quality Conservative risk profile drives outperformance over peer averages across credit cycles Consistent Earnings and Shareholder Value Over 7% total annualized return to shareholders over the last 20 years, outperforming the annualized KBW Regional Bank Index return of over 4%4 Capital Management Strong capital ratios, 58th consecutive year of common dividend increases3 Continued Long-Term Investments Core banking system implementation, Enterprise Digital, Expansion Markets, Wealth Management, 1As of YTD 3/31/2026; 2Excludes certificates of deposit greater than $100,000, period-end balance as of 3/31/2026; 3Based on 1Q2026 paid dividend; 4As of 3/31/2026 4

1Q2026 HIGHLIGHTS • Earnings of $.96 per share, compared to $.93 in the same quarter last year • ROAA of 1.62% and ROAE of 13.22% • Efficiency ratio of 60.0% • Financial results reflect the first full quarter of the FineMark acquisition • Net Income of $142MM in Q1, an increase of $10MM over the same quarter last year • Net interest income of $300MM, up 11% over the same quarter last year • Net interest margin decreased 1 bp from Q4 to 3.59% • Non-interest income increased 11% over the prior year and was 37% of total revenue • Non-interest expense increased 22% over the same period in the prior year – Acquisition-related expense was $14MM in Q1 • Period-end loans increased 18% over the same quarter last year • Quarterly average deposit balances increased $2.8B, or 11%, compared to the same quarter last year • Total cost of deposits increased 1 bp over Q4 to 1.15% • Non interest-bearing deposits were 28% of average deposits as of Q1 • QTD average loan to deposit ratio of 73% • Purchased 1.6MM shares of common stock for $84MM in Q1 • $3.0B in average cash balances at Federal Reserve Bank (FRB) in Q1 • Net loan charge-offs of .30% annualized; non-accrual loans of .05% 5 Performance Income Statement Loans & Deposits Capital / Other

FINEMARK PURCHASE ACCOUNTING IMPACTS

Net Interest Income Accretion

$ in millions	As of Jan 1, 2026	Income (Expense) Recognized Q1 26	Methodology
Fair Value Marks on Loans	$89.6	$6.9	
Fair Value Marks on Time Deposits	.5	.4	(Amortized over 4 months)
Total	$90.1	$7.3	

Non-Interest Expense Amortization

$ in millions	As of Jan 1, 2026	Income (Expense) Recognized Q1 26	Methodology
Core Deposit Intangible	$67.0	$(2.6)	Sum of years digits over 12 years
Customer List Intangible	65.5	(2.5)	Sum of years digits over 12 years
Other Intangible	5.6	(.3)	
Total	$138.1	$(5.4)	

Loan Credit Mark

$ in millions	As of Jan 1, 2026
Loan Credit Mark	$22.8

Commerce Bancshares, Inc.
6

BALANCE SHEET HIGHLIGHTS 1Q26 vs. 1Q25 1Q26 vs. 4Q25 Quarterly Average Balances % Change$ Change% Change$ Change1Q26$ in millions 10%$1,135.88%$868.3$12,325.1Commercial 32%1,959.329%1,808.68,012.6Consumer 18%$3,095.115%$2,676.9$20,337.7Total Loans -2%)($230.4-2%)($211.1$9,311.9Investment Securities1 25%$608.88%$210.4$2,997.3 Interest Earning Deposits with Banks 11%$2,840.78%$2,101.8$27,695.9Deposits 19%$4.707%$1.89$29.64Book Value per Share2 Average Loans: Increased 18% compared to the prior year. Interest Earning Deposits with Banks: Ample levels of liquidity on balance sheet. Average Deposits: Increased 11% compared to the prior year. 1At fair value 2For the quarters ended March 31, 2026, December 31, 2025, and March 31, 2025 7

$17.6 $18.0 $19.8 $7.3 $7.6 $7.9 1Q25 4Q25 1Q26 $24.9 $25.6 $27.7 +11% $11.2 $11.5 $12.3 $6.0 $6.2 $8.0 1Q25 4Q25 1Q26 $17.2 $17.7 $20.3 +18% BALANCE SHEET 8 Loans Consumer Loans Commercial Loans Loan Yield1 Deposits QTD Average Balances $ billions Non-Interest Bearing Interest-Bearing Deposits Interest-Bearing Deposit Cost QTD Average Balances $ billions 6.02% 5.84% 5.79% 1.72% 1.62% 1.61% 1Tax equivalent yield

LOAN PORTFOLIO

Period-End Balances

$ in 000s	3/31/2026	12/31/2025	3/31/2025	QoQ	YoY
Business	$6,750,356	$6,439,380	$6,239,276	4.8%	8.2%
Construction	1,581,789	1,438,012	1,419,572	10.0%	11.4%
Business Real Estate	4,059,539	3,674,567	3,628,635	10.5%	11.9%
Personal Real Estate	4,407,606	3,053,435	3,047,809	44.3%	44.6%
Consumer	2,475,353	2,196,822	2,116,160	12.7%	17.0%
Revolving Home Equity	619,178	375,159	356,675	65.0%	73.6%
Consumer Credit Card	557,733	589,694	568,163	-5.4%	-1.8%
Overdrafts	9,510	4,194	3,131	126.8%	203.7%
Total Loans	**$20,461,064**	**$17,771,263**	**$17,379,421**	**15.1%**	**17.7%**

QTD Average Balances

$ in 000s	3/31/2026	12/31/2025	3/31/2025	QoQ	YoY
Business	$6,687,131	$6,317,805	$6,106,185	5.8%	9.5%
Construction	1,592,328	1,408,339	1,415,349	13.1%	12.5%
Business Real Estate	4,045,670	3,730,679	3,667,833	8.4%	10.3%
Personal Real Estate	4,417,131	3,058,834	3,045,876	44.4%	45.0%
Consumer	2,421,541	2,200,500	2,082,360	10.0%	16.3%
Revolving Home Equity	611,101	372,194	358,684	64.2%	70.4%
Consumer Credit Card	555,697	565,896	560,534	-1.8%	-.9%
Overdrafts	7,144	6,592	5,860	8.4%	21.9%
Total Loans	**$20,337,743**	**$17,660,839**	**$17,242,681**	**15.2%**	**18.0%**

Commerce Bancshares, Inc.

9

COMMERCIAL REAL ESTATE BREAKDOWN

Real Estate - Business Loans	% of Total Loans
Owner – Occupied	7.4%
Industrial	3.2%
Office	3.0%
Hotels	1.7%
Retail	1.5%
Multi-family	1.4%
Farm	1.0%
Senior living	.2%
Other	.4%
Total	**19.8%**

Real Estate - Business Loans
$4.1 billion


Owner-occupied
37.1%
Industrial
16.0%
15.1% Office
8.8%
Hotels
7.6%
Retail
7.0%
Multi-family
4.9%
Farm
2.6%
Other
0.9%
Senior living

Real Estate - Business Loans: Office Outstanding Balances by Geography[1]


MO
38.7%
KS
16.5%
FL
11.0%
TX
10.6%
OK
7.0%
OH
6.5%
IL
4.3%
CO
0.5%
Other States
4.9%

Real Estate - Business Loans: Office Attributes
as of March 31, 2026

- TTM Net Charge-offs on Office loans: .00%
- Delinquent Office Loans: .00%
- Non-Performing Office Loans: .00%
- Criticized[2] Office Loans to Total Office Loans: 8.5%
- Weighted Average LTV of Office Loans: 65.0%[3]
- Percent of loans at floating interest rate: 68.8%

[1]Geography determined by location of collateral. Includes only loans with a balance of $1 million and above, which represents 94% of outstanding balance of the stabilized, non-owner occupied office loans
[2]Critized is defined as special mention, substandard, and non-accrual loans
[3]LTV based on current exposure and property value at time of most recent valuation. Includes only loans with a balance of $1 million and above, which represents 94% of outstanding balance of the stabilized, non-owner occupied office loans

10

$166 $196 $283 $253 4Q25 $449 11 INCOME STATEMENT HIGHLIGHTS $159 $190 $269 $238 1Q25 $428 $176 $185 $300 $291 1Q26 $476 Non-Interest Income (+) Net Interest Income (+) Non-Interest Expense (-) Pre-Tax, Pre-Provision Net Revenue (=) 1Q26 Comparison -2.7%vs. 1Q25 -6.0%vs. 4Q25 Pre-Tax, Pre-Provision Net Revenue (PPNR) $ in millions Expenses increased 15.1% over Q4 and increased 22.1% over the prior year. Acquisition-related expense was $14MM in Q1 and $3MM in Q4. Revenue increased 5.9% over Q4 and increased 11.1% over the prior year. 1See the non-GAAP reconciliation on page 23

1Q26 vs. 1Q25 1Q26 vs. 4Q25 % Change$ Change% Change$ Change1Q26$ in millions 11%$30.76%$16.7$299.8Net Interest Income 11%$16.96%$9.6$175.9Non-Interest Income 22%$52.815%$38.1$291.1Non-Interest Expense -3%-$5.1-6%-$11.8$184.6Pre-Tax, Pre-Provision Net Revenue1 NM$19.2NM$8.7$11.6Investment Securities Gains, Net -24%-$3.5-31%-$5.0$11.0Provision for Credit Losses 8%$10.01%$1.0$141.6Net-Income Attributable to Commerce Bancshares, Inc. 1Q26 vs. 1Q251Q25 1Q26 vs. 4Q254Q251Q26For the three months ended 3%$.93-5%$1.01$.96Net Income per Common Share – Diluted 3 bps3.56%-1 bp3.60%3.59%Net Yield on Interest Earning Assets INCOME STATEMENT HIGHLIGHTS 1See the non-GAAP reconciliation on page 23 12

Total Non-Interest Income: 37% of total revenue. Trust Fees: Increase over the prior year mainly due to higher private client fees. Deposit Account Charges and Other Fees: Increase over the prior year due to higher corporate cash management fees. NON-INTEREST INCOME HIGHLIGHTS 13 1Q26 vs. 1Q25 1Q26 vs. 4Q25 % Change$ Change% Change$ Change1Q26$ in millions 26%$14.514%$8.9$71.0Trust Fees 0%.0-3%)(1.245.6Bank Card Transaction Fees 7%2.02%.628.6Deposit Account Charges and Other Fees 14%.75%.35.4Consumer Brokerage Services 4%.226%1.15.3Capital Market Fees -5%)(.2-10%)(.43.2Loan Fees and Sales -1%)(.22%.316.6Other 11%$16.96%$9.6$175.9Total Non-Interest Income

NON-INTEREST EXPENSE HIGHLIGHTS 14 1Q26 vs. 1Q25 1Q26 vs. 4Q25 % Change$ Change% Change$ Change1Q26$ in millions 18%$27.711%$17.9$180.8Salaries and Employee Benefits 19%6.19%3.138.3Data Processing and Software 87%8.829%4.218.8Professional and Other Services 9%1.316%2.115.3Net Occupancy 19%1.112%.87.0Marketing 8%.40%.05.7Equipment 4%.28%.45.2Supplies and Communication 5%.2NM4.03.9Deposit Insurance 77%7.054%5.716.1Other 22%$52.815%$38.1$291.1Total Non-Interest Expense Salaries and Benefits: Includes acquisition-related salaries and benefits expense of $6.6 million in the current quarter. Professional and Other Services: Includes $4.7 million in acquisition-related expense. Deposit Insurance: Increase in current quarter is due to a $3.9 million accrual adjustment to the FDIC’s special assessment recorded in Q4. Other: Includes $5.4 million in acquisition-related intangible amortization expense and $2.0 million in other acquisition- related expense.

15 LIQUIDITY AND CAPITAL

2022 2023 2024 2025 $2.8 $2.4 $2.4 $2.5 DEPOSIT BALANCE TRENDS Segment view $ in billions 16 2022 2023 2024 2025 $11.9 $10.4 $9.9 $10.3 2022 2023 2024 2025 $13.4 $12.2 $12.3 $12.3 Commercial Retail Banking Wealth Average Balance 4Q25 1Q26 $12.6 $12.9 Period EndAverage Balance Average Balance Segment balances do not include brokered deposits. 2022 through 2025 are year to date average balances. 4Q25 1Q26 $10.3 $10.6 Period End 4Q25 1Q26 $2.6 $4.8 Period End 4Q25 1Q26 $10.8 $10.4 4Q25 1Q26 $12.3 $12.6 4Q25 1Q26 $2.5 $4.8

3.56% 3.60% 3.59% Net Yield Hedging Structures: Four floor contracts (indexed to 1 Month SOFR) to hedge the risk of declining interest rates on floating rate commercial loans. The contracts have a term of 6 years. • 3.5% floor contract with a notional value of $500 million. The contract began 7/2024. • 3.25% floor contract with a notional value of $500 million. The contract began 11/2024. • 3.0% floor contract with a notional value of $500 million. The contract began 3/2025. • 2.75% floor contract with a notional value of $500 million. The contract began 7/2025. • 3.0% floor contract with a notional value of $500 million. The contract begins on 10/2026. OPPORTUNTIES TO ENHANCE AND PROTECT NET INTEREST INCOME • Cash flows of approximately $1.2B from maturities and paydowns of investments are expected over the next twelve months. • Net yield on interest earning assets decreased 1 bp from Q4 to 3.59%. 17 Q1 2025 4Q 2025 1Q 2026 Quarterly Net Yield on Interest Earning Assets

37% 8% 41% 12% 2% Composition of AFS Portfolio Treasury & agency Municipal MBS Asset-backed Other debt HIGH QUALITY, HIGHLY LIQUID AND DIVERSE INVESTMENT PORTFOLIO 1Excludes inflation effect on TIPs; 2Tax equivalent yield Duration (yrs)Avg RateQTD – Mar. 31, 2026 3.53.67%Treasury & agency1 4.22.10%2Municipal 5.82.12%MBS 1.43.80%Asset-backed 3.23.17%Other debt 4.22.85%Total 18 Total available for sale securities Average balance: $8.9 billion, at fair value As of March 31, 2026 • AFS debt securities portfolio duration of 4.2 years. • AOCI loss increased from $(508MM) at Q4 to $(540MM) at Q1.

91%9% Core Deposits - Non-Interest Bearing - Interest Checking - Savings and Money Market Certificates of Deposits Average Loan to Deposit Ratio3 SOUND CAPITAL AND LIQUIDITY POSITION 19 Tier 1 Risk-Based Capital Ratio1 1S&P Global Market Intelligence, Information as of December 31, 2025 2Period-end balances, as of March 31, 2026 3Includes loans held for sale, for the quarter ended March 31, 2026 17.6% 17.3% 16.3% 14.5% 14.4% 13.9% 13.7% 13.4% 13.4% 13.2% 12.9% 12.6% 12.5% 12.1% 11.6% 11.6% 11.5% 11.4% 11.3% 11.0% PB CBSH HOMB CFR WSFS HWC FIBK BOKF UCB UBSI ABCB FULT OZK CADE SFNC ONB UMBF PNFP FNB ASB Peer Median: 12.9% Core Deposits $25.9 Billion2 Large, stable deposit base Loan to Deposit Ratio Total Deposits2 73% Average Loan to Deposit Ratio182% Commerce Peer Average

$22.6 $15.8 $11.0 $145.9 $160.0 1Q25 4Q25 1Q26 $10.8 $9.9 $15.0 $12.5 $20.2 1Q25 4Q25 1Q26 MAINTAINING STRONG CREDIT QUALITY Net Loan Charge-Offs (NCOs) $ in millions NCOs- CBSH NCOs - Peer Average NCO/Average Loans1 - CBSH $167.0 $179.5 $198.6 $333.6 $343.7 1Q25 4Q25 1Q26 Allowance for Credit Losses on Loans (ACL) $ in millions ACL - CBSH ACL - Peer Average ACL / Total Loans - CBSH Non-Accrual Loans (NALs) $ in millions NALs - CBSH NALs - Peer Average 7.4x 11.4x 18.2x 2.9x 2.6x 1Q25 4Q25 1Q26 Allowance for Credit Losses on Loans (ACL) to NALs ACL / NALs - CBSH ACL / NALs - Peer AverageNALs / Total Loans - CBSH NCO/Average Loans1 – Peer Average .13% NALs / Total Loans – Peer Average .09% .05% .60% ACL / Total Loans – Peer Average .96% 1.01% .97% 1.36% 1.32% .25% .22% .30% .20% .22% Percentages are illustrative and not to scale; Peer Banks include: ABCB, ASB, BOKF, CADE, CFR, FIBK, FNB, FULT, HOMB, HWC, ONB, OZK, PB, PNFP, SFNC, UBSI, UCB, UMBF, WSFS 1As a percentage of average loans (excluding loans held for sale) 20 .59%

ALLOCATION OF ALLOWANCE 21 CECL allowances reflect the economic and market outlook March 31, 2026December 31, 2025 % of Outstanding Loans Allowance for Credit Losses (ACL) % of Outstanding Loans Allowance for Credit Losses (ACL)$ in millions .87%$ 58.7.83%$ 53.2Business .87%35.1 .94%34.6 Bus R/E 1.99%31.42.02%29.1Construction 1.01%$ 125.21.01%$ 116.9Commercial total .64%15.8 .71%15.6 Consumer 5.73%31.95.80%34.2Consumer CC .50%22.1.36%10.9Personal R/E .55%3.4.46%1.7Revolving H/E 1.23%.1 3.53%.1 Overdrafts .91%$ 73.41.01%$ 62.6Consumer total .97%$ 198.61.01%$ 179.5Allowance for credit losses on loans 0.96% 0.94% 0.95% 0.94% 0.93% 0.92% 0.94% 0.95% 0.96% 0.94% 1.01% 0.97% 0.70% 0.80% 0.90% 1.00% 1.10% $125 $150 $175 $200 $100 $158.7 2Q $162.2 3Q $162.4 4Q $160.5 1Q $158.6 $160.8 3Q $162.7 4Q $167.0 1Q $165.3 $159.3 2Q $175.7 0.99% 3Q $179.5 4Q $198.6 1Q1Q 2Q Allowance for Credit Losses (ACL) on Loans ACL - Loans (left) ACL / Total Loans (right) $ in millions 2023 2024 2025 2026

Quick Facts: Small Business Investment Company (SBIC) founded in 1959 Nationwide footprint with Greater Midwest Focus 30 Portfolio Companies Representing $998.8 million in Revenue Nearly 3,000 Employees Fair Value as of March 31, 2026: $183.8 million Investment Criteria • Manufacturing, distribution and certain service companies • Cash flow positive • Good management • Consistent financial performers • Operate in niche markets • Significant and defensible market positions • Differentiated products and services • Scalable business platforms Target Parameters • Revenues - $10 million to $100 million • EBITDA - $2 million to $7 million CAPITAL FOR BUSINESS® A middle-market private equity firm focused on the success of industrial growth companies Transaction Types Management buyouts Leveraged buyouts Succession plans Recapitalizations Corporate divestitures Investment Structures Subordinated debt Preferred stock Common stock Warrants Other Information Co-investors Majority control Target 5-7 year hold period Management participation 22

NON-GAAP RECONCILIATIONS 23 For The Three Months Ended Mar. 31, 2025Dec. 31, 2025Mar. 31, 2026(DOLLARS IN THOUSANDS) 269,102$283,152$299,840$Net Interest IncomeA 158,949$166,208$175,851$Non-Interest IncomeB 238,376$252,995$291,126$Non-Interest ExpenseC 189,675$196,365$184,565$Pre-Provision Net Revenue (A+B-C) Pre-tax, Pre-provision Net Revenue

Contact Information: Matt Burkemper Senior Vice President, Commerce Bank Corporate Development and Investor Relations 314.746.7485 Matthew.Burkemper@commercebank.com Commerce Bancshares, Inc. Investor Relations website: http://investor.commercebank.com/